U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 29, 2007, Emeritus Corporation (the “Company”) entered into an Agreement and Plan of Merger ("Merger Agreement") with Boston Project Acquisition Corp., a wholly-owned subsidiary of the Company ("Acquisition Sub"), Summerville Senior Living, Inc. ("Summerville"), AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Advisors III, L.P. ("AREIF III"), Apollo Real Estate Investment Advisors IV, L.P. ("AREIF IV" and together with AREIF III, the "Apollo Funds"), Daniel R. Baty ("Baty"), and Saratoga Partners IV, L.P. ("Saratoga"). The Apollo Funds are real estate investment funds managed by Apollo Real Estate Advisors. Pursuant to the Merger Agreement, the Company will acquire Summerville, a privately-held operator of assisted living, and Alzheimer’s and dementia related services to seniors, through a merger of Acquisition Sub into Summerville. Under the terms of the Merger Agreement, a total of 8,500,000 shares of common stock of the Company will be issued in the transaction. A portion of the common stock of the Company to be issued in the transaction will be issued in satisfaction of approximately $147 million in outstanding loans from the Apollo Funds, and a portion of the shares to be issued in the transaction will be issued pursuant to certain incentive compensation arrangements with members of Summerville's management team who will be joining the combined company in connection with the transaction. The remaining shares will be issued to the shareholders of Summerville, including the Apollo Funds. The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Because the transaction involves the issuance of shares in excess of 20% of the Company's outstanding shares, under the rules of the American Stock Exchange, the Company's shareholders must approve the issuance of the shares pursuant to the transaction.

Upon the terms and subject to the conditions of the Merger Agreement, the Company and Summerville have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary and usual course during the interim period between the execution of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement (the “Interim Period”), (ii) not to engage in certain kinds of actions or transactions during the Interim Period, (iii) to cause a shareholder meeting to be held by the Company to consider approval of the issuance of shares of common stock of the Company in connection with the transaction. The Company has made certain additional covenants, including a covenant to take such actions as are reasonably required to appoint Granger Cobb and Stuart Koenig, a representative of the Apollo Funds, to the Company's board of directors and to appoint Mr. Cobb as President and co-CEO of the Company after the consummation of the merger transaction. Summerville has made certain additional customary covenants, including, among others, a covenant not to solicit proposals for alternative business combination transactions. The Company has agreed, subject to certain limitations, to indemnify the shareholders of Summerville for breaches of the Company's representations, warranties and other matters and the Apollo Funds have agreed, subject to certain limitations, to indemnify the Company for breaches of Summerville's representations and warranties and other matters.

The Company's and Summerville's respective obligations to consummate the transactions contemplated by the Merger Agreement are subject to customary conditions, including, among others: (i) the requisite vote of the Company's shareholders approving the issuance of the shares of common stock of the Company pursuant to the transaction, (ii) the accuracy of the representations and warranties made by the other party under the Merger Agreement, (iii) compliance of the other party with its covenants, and (iv) no material adverse change to either the Company or Summerville. The Merger Agreement contains certain termination rights for both the Company and Summerville, including mutual consent, failure of the Company to obtain the requisite shareholder approval for the issuance of shares of the Company's common stock pursuant to the transaction, breaches of representations or warranties that could reasonably be expected to result in damages to the non-breaching party in excess of a specified amount, or the failure of the transaction to be consummated within 270 days of the date of the Merger Agreement. In addition, either party has the right to terminate the Merger Agreement by paying a termination fee of $25 million.

Baty and Saratoga have agreed in the Merger Agreement to vote shares of Company common stock which they beneficially own in favor of the adoption and approval of the issuance of shares of common stock of the Company pursuant to the transaction. In addition, these shareholders have agreed not to transfer or dispose of their shares between the date of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement.

In connection with the Merger Agreement, the Company, the Apollo Funds and certain of their affiliates (the "Apollo Shareholders"), Saratoga and certain of its affiliates (the "Saratoga Shareholders"), and Baty and certain of his affiliates (the "Baty Shareholders"), entered into an Amended and Restated Shareholders Agreement dated March 29, 2007 (the "Amended Shareholders Agreement"). The Amended Shareholders Agreement, which will become effective upon the consummation of the merger transaction, amends and restates the Shareholders Agreement dated December 30, 1999 between the Company, Baty, B.F., Limited Partnership, and Saratoga. Under the Amended Shareholders Agreement, the Apollo Shareholders, the Saratoga Shareholders and the Baty Shareholders have agreed to vote their shares to elect one representative designated by the Apollo Shareholders, one representative designated by the Saratoga Shareholders and one representative designated by the Baty Shareholders so long as each shareholder group beneficially owns at least 5% of the Company's outstanding shares or one-half of the amount of shares beneficially owned by the shareholder group immediately following the closing of the merger transaction. In addition, each of the shareholders who are parties to the Amended Shareholders Agreement have agreed that, in the event that the shareholder proposes to transfer (other than certain permitted transfers, including sales pursuant to a registration statement under the Securities Act of 1933 (the "Securities Act"), transfers to the limited partners or owners of certain shareholders that are entities, and transfers pursuant to gifts and bequests to certain family members) more than thirty percent of the shares beneficially owned by the shareholder in a transaction or series of related transactions, then the other shareholders shall have the right to participate in such transfer on a pro rata basis. The Amended Shareholders Agreement will terminate with respect to any shareholder who is a party to the agreement at such time as the shareholder owns less than a certain level of ownership. The Amended Shareholders Agreement may also be terminated with the unanimous written consent of the shareholders who are party to the agreement.

In addition to the Amended Shareholders Agreement, the Apollo Shareholders, the Saratoga Shareholders, the Baty Shareholders and Mr. Cobb have entered into a Registration Rights Agreement dated March 29, 2007 (the "Registration Rights Agreement"). The Registration Rights Agreement will become effective upon the consummation of the Merger. Under the Registration Rights Agreement, the Company has agreed to file by January 1, 2008, and to have declared effective by April 1, 2008, a shelf registration statement under the Securities Act covering shares owned by certain Apollo Shareholders and up to 1.8 million shares owned by the Saratoga Shareholders (subject to reduction for sales by the Saratoga Shareholders prior to the effective date of the shelf registration statement). The Company is obligated to keep this initial shelf registration statement effective until April 1, 2010, until all of the shares subject to this shelf registration statement have been sold, or until all of the shares subject to this shelf registration statement may be sold without restriction under Rule 144 under the Securities Act. In addition, each of the Apollo Shareholders, the Saratoga Shareholders and the Baty Shareholders have the right, beginning 18 months after the closing of the merger transaction, to request that the Company file up to two additional registration statements, one of which may be a shelf registration statement. The Company has also granted the shareholders who are parties to the Registration Rights Agreement certain customary incidental, or "piggyback", registration rights to participate in registrations initiated by the Company for its own account or other security holders. The Company and the shareholders who are parties to the Registration Rights Agreement have agreed to certain other related obligations that are customary for agreements of this nature.

At the Closing, the Company will enter into a five-year employment agreement with Mr. Cobb pursuant to which Mr. Cobb will be employed as the Company's President and co-CEO. Under this employment agreement, the Company will pay Mr. Cobb a base salary of $600,000 per year, Mr. Cobb will be entitled to certain bonus compensation (not to exceed 75% of his base salary) based on the Company's earnings before interest, taxes, depreciation and amortization, as well as other benefits. The employment agreement will provide Mr. Cobb certain separation benefits in the event that his employment is terminated by the Company without cause or by Mr. Cobb for good reason (as defined in the employment agreement).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 2, 2007, the Company's Senior Vice President, Operations, Gary Becker submitted his resignation to be effective May 1, 2007.

On April 2, 2007, the Company’s Vice President, Operations - Eastern Division, submitted her resignation to be effective May 1, 2007.

Item 8.01 Other Events

The Company issued a press release on March 29, 2007, announcing the entry into the Merger Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the proposed transaction, Emeritus intends to file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the proxy statement and other materials when they are available because they will contain important information. Investors will be able to obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Emeritus and Summerville at the SEC’s Internet site (http://www.sec.gov). These documents also may be accessed and downloaded free of charge from the investor relations section of Emeritus' Internet site (www.emeritus.com) or obtained free of charge by directing a request to Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 Attention: Corporate Secretary by mail, or by calling (206) 289-2909.

Emeritus and its directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the proposed transaction. Information regarding Emeritus' directors and executive officers is available in Emeritus' proxy statement for its 2006 annual meeting of shareholders, dated April 28, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.  Description

2.1 Agreement and Plan of Merger dated as of March 29, 2007 by and among Emeritus Corporation, Boston Project Acquisition Corp., Summerville Senior Living, Inc. AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, and Saratoga Partners IV, L.P.

10.1 Amended and Restated Shareholders Agreement dated as of March 29, 2007 by and among Emeritus Corporation, AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, Catalina General Partnership, L.P., Columbia Select, L.P., B.F., Limited Partnership, Saratoga Partners IV, L.P., Saratoga Coinvestment Company, LLC and Saratoga Management Company, LLC.

10.2 Registration Rights Agreement dated as of March 29, 2007 by and among Emeritus Corporation, AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, Catalina General Partnership, L.P., Columbia Select, L.P., B.F., Limited Partnership, Saratoga Partners IV, L.P., Saratoga Coinvestment Company, LLC, Saratoga Management Company, LLC and Granger Cobb.

99.1 Press Release dated March 29, 2007, EMERITUS AND SUMMERVILLE SENIOR LIVING ANNOUNCE MERGER.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

April 2, 2007		EMERITUS CORPORATION

By:
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

Exhibit No.  Description

2.1 Agreement and Plan of Merger dated as of March 29, 2007 by and among Emeritus Corporation, Boston Project Acquisition Corp., Summerville Senior Living, Inc. AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, and Saratoga Partners IV, L.P.

10.1 Amended and Restated Shareholders Agreement dated as of March 29, 2007 by and among Emeritus Corporation, AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, Catalina General Partnership, L.P., Columbia Select, L.P., B.F., Limited Partnership, Saratoga Partners IV, L.P., Saratoga Coinvestment Company, LLC and Saratoga Management Company, LLC.

10.2 Registration Rights Agreement dated as of March 29, 2007 by and among Emeritus Corporation, AP Summerville, LLC, AP Summerville II, LLC, Apollo Real Estate Investment Fund III, L.P., Apollo Real Estate Investment Fund IV, L.P., Daniel R. Baty, Catalina General Partnership, L.P., Columbia Select, L.P., B.F., Limited Partnership, Saratoga Partners IV, L.P., Saratoga Coinvestment Company, LLC, Saratoga Management Company, LLC and Granger Cobb.

99.1 Press Release dated March 29, 2007, EMERITUS AND SUMMERVILLE SENIOR LIVING ANNOUNCE MERGER.